ACV Announces First Quarter 2021 Results
Initiates Second Quarter and Full Year 2021 Guidance

May 13, 2021

•
First quarter total revenue of $69.1 million, up 64% year over year
•
GAAP net loss of $17.4 million, compared to GAAP net loss of $27.5 million in first quarter 2020
•
Adjusted EBITDA loss of $12.4 million, compared to Adjusted EBITDA loss of $24.4 million in first quarter 2020
•
Initiates full year 2021 revenue guidance of $307 to $313 million; year-over-year growth of 47% to 50%

BUFFALO, May 13, 2021 — ACV Auctions Inc. (Nasdaq: ACVA), the leading online automotive marketplace for dealers, today reported results for its first quarter ended March 31, 2021.

“2021 is off to a great start with growth driven by our highly trusted, digitally native platform that is transforming the wholesale automotive market. ACV’s full suite of data powered solutions creates a marketplace experience that is transparent and efficient, which is reflected in our strong performance in the first quarter,” said George Chamoun, CEO of ACV.

“We are excited about the multiple growth drivers we see for our business and the large and growing market opportunity ahead of us. To capitalize on this opportunity we are ramping investment to grow our team, broaden our reach, and drive innovation, which we believe will only further strengthen our market position,” concluded Chamoun.

First Quarter 2021 Highlights

•
Completed its initial public offering and began trading on Nasdaq on March 24, 2021. Net proceeds from the IPO were approximately $385.0 million, after underwriting discounts and commissions and estimated offering costs.
•
Revenue of $69.1 million, an increase of 64% year over year.
•
Marketplace and Service revenue of $58.4 million, an increase of 69% year over year.
•
Auction Marketplace revenue of $34.3 million, an increase of 92% year over year.
•
Marketplace GMV of $1.3 billion, an increase of approximately 107% year over year.
•
Marketplace Units of 128,386, an increase of 55% year over year.
•
Adjusted EBITDA loss of $12.4 million, compared to Adjusted EBITDA loss of $24.4 million in first quarter 2020.

Second Quarter and Full Year 2021 Guidance

Based on information as of today, ACV is providing the following guidance:

•
Second quarter of 2021:
o
Total revenue of $72 to $75 million, an increase of 60% to 67% year over year
o
Adjusted EBITDA loss of $20 to $22 million
•
Full year 2021:
o
Total revenue of $307 to $313 million, an increase of 47% to 50% year over year
o
Adjusted EBITDA loss of $79 to $82 million

Our financial guidance includes the following assumptions:

•
The current favorable market dynamics driving strong demand and unit prices are expected to continue in the near-term with a return to more normalized levels later in fiscal 2021.
•
Total operating expense growth of approximately 63% at the midpoint of guidance.

Reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure is not available without unreasonable efforts on a forward-looking basis due to the high variability, complexity and low visibility with respect to the charges excluded from this non-GAAP measure; in particular, the effects of stock-based compensation expense specific to equity compensation awards that are directly impacted by unpredictable fluctuations in our stock price. We expect the variability of the above charges to have a significant, and potentially unpredictable, impact on our future GAAP financial results.

Partial Early Lock-Up Release

ACV confirmed today that conditions were satisfied for a partial early lock-up release that will occur at the open of trading on May 18, 2021 with respect to its shares of Class A common stock, par value $0.01 per share, pursuant to the terms of certain lock-up agreements entered into by ACV’s directors, officers, and other stockholders with the underwriters of ACV’s initial public offering.

Pursuant to the terms of the lock-up agreements, the lock-up restrictions will end with respect to 25% of the securities owned by the applicable holder only if certain share price and other conditions are met. The conditions for early release were satisfied on May 13, 2021. The lock-up restrictions will continue to apply with respect to all remaining securities subject to the lock-up agreements.

ACV’s First Quarter 2021 Results Conference Call

ACV will host a conference call and live webcast today, May 13, 2021, at 5:00 p.m. ET to discuss financial results. To participate in the live call, analysts and investors should dial (833) 607-1658 or (914) 987-7871, and use conference ID 7469212. The live webcast of the conference call along with supplemental financial information will also be accessible on ACV’s website at https://investors.acvauto.com. Following the webcast, an archived version will also be available on the investor relations page of ACV’s website. A telephonic replay of the conference call will be available until Thursday, May 20, 2021, by dialing (855) 859-2056 or (404) 537-3406 and entering passcode 7469212.

About ACV Auctions

ACV provides a vibrant digital marketplace for wholesale vehicle transactions and data services that offers transparent and accurate vehicle information to customers. ACV’s mission is to build and enable the most trusted and efficient digital marketplaces for buying and selling used vehicles with transparency and comprehensive data that was previously unimaginable. ACV’s platform leverages data insights and technology to power its digital marketplace and data services, enabling dealers and commercial partners to buy, sell and value vehicles with confidence and efficiency. ACV strives to solve the challenges that the used automotive industry has faced for generations and provides powerful technology-enabled capabilities to the dealers and commercial partners who fulfill a critical role in the automotive ecosystem.

Information About Non-GAAP Financial Measure and Key Operating and Financial Metrics

We supplement our financial results with a non-GAAP financial measure, Adjusted EBITDA, and key operating and financial metrics, Marketplace Units and Marketplace GMV.

Non-GAAP Financial Measure

Adjusted EBITDA is a financial measure that is not presented in accordance with GAAP. We believe that Adjusted EBITDA, when taken together with our financial results presented in accordance with GAAP, provides meaningful supplemental information regarding our operating performance and facilitates internal comparisons of our historical operating performance on a more consistent basis by excluding certain items that may not be indicative of our business, results of operations or outlook. In particular, we believe that the use of Adjusted EBITDA is helpful to our investors as it is a measure used by management in assessing the health of our business, determining incentive compensation and evaluating our operating performance, as well as for internal planning and forecasting purposes.

We calculate Adjusted EBITDA as net (loss) income, adjusted to exclude: (1) depreciation and amortization; (2) stock-based compensation expense; (3) interest (income) expense; (4) provision for income taxes; and (5) other (income) expense, net.

Adjusted EBITDA is presented for supplemental informational purposes only, has limitations as an analytical tool and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. Some of the limitations of Adjusted EBITDA include that (1) it does not properly reflect capital commitments to be paid in the future, (2) although depreciation and amortization are non-cash charges, the underlying assets may need to be replaced and Adjusted EBITDA does not reflect these capital expenditures, (3) it does not consider the impact of stock-based compensation expense, (4) it does not reflect other non-operating expenses, including interest expense, and (5) it does not reflect tax payments that may represent a reduction in cash available to us. In addition, our use of Adjusted EBITDA may not be comparable to similarly titled measures of other companies because they may not calculate Adjusted EBITDA in the same manner, limiting its usefulness as a comparative measure. Because of these limitations, when evaluating our performance, you should consider Adjusted EBITDA alongside other financial measures, including our net loss and other results stated in accordance with GAAP.

Operating Metrics

We regularly monitor the following operating and financial metrics in order to measure our current performance and estimate our future performance. Our key operating and financial metrics may be calculated in a manner different than similar business metrics used by other companies. Management intends to report Marketplace Participants, which is defined as dealers or commercial partners with a unique customer ID that have transacted at least once in the last 12 months as either a buyer or seller on our digital marketplace, on an annual basis.

Marketplace GMV - Marketplace GMV is primarily driven by the volume and dollar value of Marketplace Units transacted on our digital marketplace. We believe that Marketplace GMV acts as an indicator of the success of our marketplace, signaling satisfaction of dealers and buyers on our marketplace, and the health, scale, and growth of our business. We define Marketplace GMV as the total dollar value of vehicles transacted through our digital marketplace within the applicable period, excluding any auction and ancillary fees. Because our definition of Marketplace Units does not include vehicles inspected but not sold on our digital marketplace, GMV does not represent revenue earned by us.

Marketplace Units - Marketplace Units is a key indicator of our potential for growth in Marketplace GMV and revenue. It demonstrates the overall engagement of our customers on the ACV platform, the vibrancy of our digital marketplace and our market share of wholesale transactions in the United States. We define Marketplace Units as the number of vehicles transacted on our digital marketplace within the applicable period. Marketplace Units transacted includes any vehicle that successfully reaches sold status, even if the auction is subsequently unwound, meaning the buyer or seller does not complete the transaction. These instances have been immaterial to date. Marketplace Units exclude vehicles that were inspected by ACV, but not sold on our digital marketplace. Marketplace Units have increased over time as we have expanded our territory coverage, added new Marketplace Participants and increased our share of wholesale transactions from existing customers.

Forward-Looking Statements

This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements concerning avenues for long-term growth and total addressable market expansion and our financial guidance for the second quarter of 2021 and the full year of 2021. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will” or “would” or the negative of these words or other similar terms or expressions. You should not rely on forward-looking statements as predictions of future events.

The forward-looking statements contained in this presentation are based on ACV’s current assumptions, expectations and beliefs and are subject to substantial risks, uncertainties and changes in circumstances that may cause ACV’s actual results, performance or achievements to differ materially from those expressed or implied in any forward-looking statement. These risks and uncertainties include, but are not limited to: (1) our history of operating losses; (2) our limited operating history; (3) our ability to effectively manage our growth; (4) our ability to grow the number of participants on our platform; (5) our ability to acquire new customers and successfully retain existing customers; (6) our ability to effectively develop and expand our sales and marketing capabilities; (7) breaches in our security measures, unauthorized access to our platform, our data, or our customers’ or other users’ personal data; (8) risk of interruptions or performance problems associated with our products and platform capabilities; (9) our ability to adapt and respond to rapidly changing technology or customer needs; (10) our ability to compete effectively with existing competitors and new market entrants; (11) our ability to comply or remain in compliance with laws and regulations that currently apply or become applicable to our business in the United States and other jurisdictions where we elect to do business; (12) general market, political, economic, and business conditions; and (13) the impact that the ongoing COVID-19 pandemic and any related economic downturn could have on our or our customers’ businesses, financial condition and results of operations. These risks and uncertainties are more fully described in our filings with the Securities and Exchange Commission (“SEC”), including in the section entitled “Risk Factors” in our prospectus filed with the SEC pursuant to Rule 424(b), on March 24, 2021. Additional information will be made available in our quarterly report on Form 10-Q for the quarter ended March 31, 2021 and other filings and reports that we may file from time to time with the SEC. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, we cannot guarantee future results, levels of activity, performance, achievements, or events and circumstances reflected in the forward-looking statements will occur. The forward-looking statements made in this presentation relate only to events as of the date on which the statements are made. We undertake no obligation to update any forward-looking statements made in this presentation to reflect events or circumstances after the date of this presentation or to reflect new information or the occurrence of unanticipated events, except as required by law.

Investor Contact:
Tim Fox
tfox@acvauctions.com

Media Contact:
Maura Duggan
mduggan@acvauctions.com

ACV AUCTIONS INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

	Three months ended March 31,
	2021	2020
Revenue:
Marketplace and service revenue	$58,392	$34,596
Customer assurance revenue	10,694	7,641
Total revenue	69,086	42,237
Operating expenses:
Marketplace and service cost of revenue (excluding depreciation & amortization)	29,509	21,607
Customer assurance cost of revenue (excluding depreciation & amortization)	9,386	7,280
Operations and technology	21,591	16,946
Selling, general, and administrative	23,965	23,071
Depreciation and amortization	1,768	1,209
Total operating expenses	86,219	70,113
Loss from operations	(17,133)	(27,876)
Other income (expense):
Interest income	26	509
Interest expense	(210)	(111)
Total other income (expense)	(184)	398
Loss before income taxes	(17,317)	(27,478)
Provision for income taxes	58	47
Net loss	$(17,375)	$(27,525)
Weighted-average shares - basic and diluted	34,288,035	21,197,244
Net loss per share - basic and diluted	$(0.51)	$(1.30)

ACV AUCTIONS INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, except share data)

	March 31, 2021	December 31, 2020
Assets
Current Assets :
Cash and cash equivalents	$659,688	$233,725
Trade receivables (net of allowance of $2,591 and $2,093)	188,524	104,138
Finance receivables (net of allowance of $61 and $40)	16,044	8,501
Other current assets	12,846	8,041
Total current assets	877,102	354,405
Property and equipment, net	5,499	4,912
Goodwill	21,820	21,820
Acquired intangible assets, net	10,673	11,491
Internal-use software costs, net	9,652	7,775
Operating lease right-of-use assets	1,823	2,000
Other assets	1,280	2,147
Total assets	927,849	404,550
Liabilities, Convertible Preferred Stock and Stockholders' Equity (Deficit)
Current Liabilities :
Accounts payable	293,395	151,967
Accrued payroll	11,858	8,109
Accrued other liabilities	7,455	4,375
Deferred revenue	3,785	1,504
Operating lease liabilities	766	746
Total current liabilities	317,259	166,701
Long-term operating lease liabilities	1,122	1,323
Long-term debt	6,582	4,832
Other long-term liabilities	5,137	5,054
Total liabilities	$330,100	$177,910
Commitments and Contingencies (Note 6)
Convertible Preferred Stock :
Convertible preferred stock; $0.001 par value; 0 and 230,538,501 shares authorized; 0 and 115,269,221 shares issued and outstanding at March 31, 2021 and December 31, 2020, respectively	-	366,332
Stockholders' Equity (Deficit) :
Preferred Stock; $0.001 par value; 20,000,000 and 0 shares authorized; 0 and 0 shares issued and outstanding at March 31, 2021 and December 31, 2020, respectively	-	-
Common stock; $0.001 par value; 0 and 311,100,000 shares authorized; 0 and 22,331,842 shares issued and outstanding at March 31, 2021 and December 31, 2020,respectively	-	22
Common stock - Class A; $0.001 par value; 2,000,000,000 and 0 shares authorized; 19,032,500 and 0 shares issued and outstanding at March 31, 2021 and December 31, 2020, respectively	19	-
Common Stock - Class B; $0.001 par value; 160,000,000 and 0 shares authorized; 135,494,653 and 0 shares issued and outstanding at March 31, 2021 and December 31, 2020, respectively	135	-
Additional paid-in capital	781,956	27,322
Accumulated deficit	(184,354)	(166,979)
Accumulated other comprehensive loss	(7)	(57)
Total stockholders' equity (deficit)	597,749	(139,692)
Total liabilities, convertible preferred stock and stockholders' equity (deficit)	$927,849	$404,550

ACV AUCTIONS INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	Three months ended March 31,
	2021	2020
Cash Flows from Operating Activities
Net income (loss)	$(17,375)	$(27,525)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	1,891	1,445
Stock-based compensation expense	2,867	2,097
Provision for bad debt	777	2,161
Non-cash operating lease costs	(3)	2
Other non-cash, net	165	90
Changes in operating assets and liabilities, net of effects from purchases of businesses:
Trade receivables	(85,136)	18,867
Other current assets	(4,805)	(1,636)
Accounts payable	138,430	(26,549)
Accrued payroll	3,750	2,232
Accrued other liabilities	3,078	(1,531)
Deferred revenue	2,281	(1,469)
Other long-term liabilities	80	25
Other assets	(136)	(111)
Net cash provided by (used in) operating activities	45,864	(31,902)
Cash Flows from Investing Activities
Net increase in finance receivables	(7,570)	(2,515)
Purchases of property and equipment	(692)	(1,486)
Capitalization of software costs	(2,296)	(1,042)
Net cash provided by (used in) investing activities	(10,558)	(5,043)
Cash Flows from Financing Activities
Proceeds from issuance of common stock in connection with initial public offering, net of underwriting discounts and commissions and other offering costs	388,359	-
Proceeds from long term debt	1,750	3,387
Proceeds from exercise of common stock options	548	89
Other financing activities, net	-	(22)
Net cash provided by (used in) financing activities	390,657	3,454
Net increase (decrease) in cash and cash equivalents	425,963	(33,491)
Cash and cash equivalents, beginning of period	233,725	182,275
Cash and cash equivalents, end of period	$659,688	$148,784
Supplemental disclosure of cash flow information
Cash paid (received) during the period for:
Interest expense	$74	21
Income taxes	$(10)	1
Cash paid included in the measurement of operating lease liabilities	$219	148
Non-cash investing and financing activities:
Stock issuance costs in accounts payable	$2,673	-
Purchase of property and equipment in accounts payable	$594	78

	Three months ended March 31,
	2021	2020
Adjusted EBITDA Reconciliation
Net loss	$(17,375)	$(27,525)
Depreciation and amortization	1,891	1,446
Stock-based compensation	2,867	2,097
Interest (income) expense	183	(398)
Provision for income taxes	58	47
Other (income) expense, net	15	(31)
Adjusted EBITDA	$(12,361)	$(24,364)